UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2007
HOLLYWOOD MEDIA CORP.
(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida		33431

(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code (561) 998-8000
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement.
     On February 1, 2007, the registrant, Hollywood Media Corp. (“Hollywood Media”), through its wholly-owned subsidiary Theatre Direct NY, Inc. (“Theatre Direct”), entered into a definitive asset purchase agreement with Showtix LLC (“Showtix”) and each of its members for the acquisition by Theatre Direct of substantially all of the assets of Showtix. Showtix is a full-service, licensed group ticketing sales agency that sells tickets for Broadway and Off-Broadway theatrical performances. This acquisition was completed and closed on February 1, 2007. Hollywood Media issued a press release on February 6, 2007 announcing the acquisition of Showtix. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference herein.
     The aggregate purchase price paid by Hollywood Media for the assets of Showtix was $2.6 million in cash. In addition, Showtix is also entitled to receive up to $370,000 in cash earn-outs as follows: (i) for each of the 2007, 2008 and 2009 fiscal years, Showtix is entitled to receive a cash amount equal to 2.5% of the gross profit earned by Theatre Direct’s group ticketing business, up to a maximum of $60,000 in each such fiscal year; and (ii) for each of the 2010 and 2011 fiscal years, Showtix is entitled to receive a cash amount equal to 3.0% of the gross profit earned by Theatre Direct’s group ticketing business, up to a maximum of $95,000 in each such fiscal year.
     The foregoing description of the asset purchase agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to that certain Asset Purchase Agreement, dated as of February 1, 2007, by and among Theatre Direct, Showtix and each of the members of Showtix, filed as Exhibit 10.1 to this Form 8-K report and incorporated herein by reference.
SECTION 2 — FINANCIAL INFORMATION
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information regarding Hollywood Media’s acquisition of substantially all of the assets of Showtix set forth in Item 1.01 above is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
10.1	Asset Purchase Agreement, dated as of February 1, 2007, by and among Theatre Direct NY, Inc., Showtix LLC and each of the members of Showtix LLC.

99.1	Press Release of Hollywood Media Corp. dated February 6, 2007 (“Hollywood Media Corp. Acquires Broadway Ticketing Business of Sales Agency Showtix LLC”).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.
	By:	/s/ Mitchell Rubenstein
Mitchell Rubenstein
Date: February 6, 2007		Chief Executive Officer